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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report:  July 26, 1995



                        WESTERN MICRO TECHNOLOGY, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          California                   0-11560                 94-2414428
------------------------------      --------------      ------------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)



         254 E. Hacienda Avenue, Campbell, CA               95008
      ------------------------------------------        ------------
       (Address of principal executive offices)          (Zip Code)


                                 (408) 379-0177
                       ---------------------------------
                        (Registrant's telephone number,
                              including area code)

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Item 7.  Financial Statements and Exhibits.

         (b)      Pro forma financial information.

                  The pro forma financial statements required by this Item 7(b) were filed in the Company's Form 10-Q for the quarter ended June 30, 1995 in Part II, Item 5 - Other Information, "Pro Forma Condensed Consolidated Financial Statements" and are incorporated herein by reference.

         (c)      Exhibits

                  99.1 Company's Form 10-Q for the quarter ended June 30, 1995, Part II, Item 5 - Other Information, "Pro Forma Condensed Consolidated Financial Statements," incorporated herein by reference.

                                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 10, 1995

                                            WESTERN MICRO TECHNOLOGY, INC.


                                            By       /s/ James W. Dorst
                                              ---------------------------------
                                                       James W. Dorst
                                                   Chief Financial Officer